Exhibit 10.1
SECOND AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT (this “Second Amendment”) is made and entered into as of the 14th day of September, 2016 (the “Second Amendment Effective Date”), among ENTERPRISE PRODUCTS OPERATING LLC, a Texas limited liability company (“Borrower”), CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders”) that is a signatory or which becomes a signatory to the hereinafter defined Credit Agreement, the Lenders party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, DNB BANK ASA, NEW YORK BRANCH, JPMORGAN CHASE BANK, N.A., MIZUHO BANK, LTD. and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Co-Syndication Agents, and ROYAL BANK OF CANADA, THE BANK OF NOVA SCOTIA, SUNTRUST BANK and UBS SECURITIES LLC, as Co-Documentation Agents, and CITIGROUP GLOBAL MARKETS INC., WELLS FARGO SECURITIES, LLC, DNB MARKETS, INC., J.P. MORGAN SECURITIES LLC, MIZUHO BANK, LTD., THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., RBC CAPITAL MARKETS, THE BANK OF NOVA SCOTIA, SUNTRUST ROBINSON HUMPHREY, INC., and UBS SECURITIES LLC., as Joint Lead Arrangers and Joint Book Runners.

R E C I T A L S:
A. On September 30, 2014, the Borrower, the lenders party thereto and the Administrative Agent entered into a certain 364-Day Revolving Credit Agreement (as amended by First Amendment to 364-Day Revolving Credit Agreement dated as of September 16, 2015, the “Credit Agreement”) whereby, upon the terms and conditions therein stated, the lenders party thereto agreed to make certain Loans (as defined in the Credit Agreement) and extend certain credit to the Borrower.
B. The parties hereto mutually desire to amend the Credit Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:
1.   Certain Definitions.
1.1 Terms Defined Above.  As used in this Second Amendment, the terms “Administrative Agent”, “Borrower”, “Credit Agreement”, “Second Amendment” and “Second Amendment Effective Date”, shall have the meanings indicated above.
1.2 Terms Defined in Agreement.  Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein unless the context hereof otherwise requires.

2.   Amendments to Credit Agreement.
2.1 Defined Terms.
(a) The term “Agreement,” as defined in Section 1.01 of the Credit Agreement, is hereby amended to mean the Credit Agreement, as amended by this Second Amendment and as the same may from time to time be further amended or supplemented.
(b) Clause (x) of the last paragraph of the definition of “Change in Control” as defined in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
(x) is a member of such board of directors as of the Second Amendment Effective Date
(c) Clause (v) of the definition of “Defaulting Lender” as defined in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
(v) any Lender (x) with respect to which a Lender Insolvency Event has occurred and is continuing with respect to such Lender or its Parent Company or (y) has, or its Parent Company has, become the subject of a Bail-In Action.
(d) (i) The reference to “December 31, 2014” in the definition of “Material Adverse Change” as defined in Section 1.01 of the Credit Agreement is hereby amended to refer instead to “December 31, 2015”; and (ii) the reference to “prior to the date hereof” at the end of such definition is hereby amended to refer instead to “prior to the Second Amendment Effective Date”.
(e) The definition of “Maturity Date” as defined in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
    “Maturity Date” means the date 364 days after the Second Amendment Effective Date; provided, if the Borrower has elected the Term-Out option in accordance with Section 2.01(c), “Maturity Date” shall mean the date one year and 364 days after the Second Amendment Effective Date (the “Term Loan Maturity Date”); provided, however, in either case, if such date is not a Business Day, then the Maturity Date shall be the Business Day immediately preceding such date.
(f) The definition of “Parent Company” as defined in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
    “Parent Company” means, with respect to a Lender (i) the bank holding company (as defined in Federal Reserve Board Regulation Y) of such Lender, if any, (ii) with respect to a Foreign Lender, any entity which is a parent of such Foreign Lender, and/or (iii) any Person owning, beneficially or of record, directly or indirectly, a majority of the Equity Interests of such Lender.
(g) Additional Defined Terms.  Section 1.01 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions, which read in their entirety as follows:

   “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
   “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
   “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
   “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
   “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
   “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
   “Second Amendment” means that certain Second Amendment to 364-Day Revolving Credit Agreement dated as of the Second Amendment Effective Date among the Borrower, the Lenders and the Administrative Agent.
   “Second Amendment Effective Date” means September 14, 2016.
   “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
2.2 Accounting Terms; GAAP.  The reference to “June 30, 2015” in the last sentence of Section 1.04 of the Credit Agreement is hereby amended to refer instead to “June 30, 2016”.
2.3 Bail-In of EEA Financial Institutions.  Article IX of the Credit Agreement is hereby amended by adding a new Section 9.17 at the end thereof, to read as follows:
     SECTION 9.17.  Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any loan document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any loan document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b) the effects of any Bail-In Action on any such liability, including, if applicable:
(i) a reduction in full or in part or cancellation of any such liability;
(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other loan document; or
(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
2.4 Conditions Precedent.  The obligation of the Lenders party hereto and the Administrative Agent to enter into this Second Amendment shall be conditioned upon the following conditions precedent:
(a) The Administrative Agent shall have received a copy of this Second Amendment, duly completed and executed by the Borrower and each Lender; and acknowledged and ratified by EPD, as Guarantor, pursuant to a duly executed Acknowledgement and Ratification of Guarantor in the form of Exhibit A attached hereto.
(b) The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Second Amendment Effective Date) of Christopher S. Wade, in-house counsel for Borrower and EPD, and Bracewell LLP, counsel for Borrower and EPD, substantially in the forms delivered in connection with the Credit Agreement and reasonably satisfactory to the Administrative Agent and its counsel.
(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to (1) the organization and existence of the Borrower and EPD, (2) the authorization of this Second Amendment and any other legal matters relating to the Borrower, EPD, this Second Amendment or the Credit Agreement, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel, and (3) with respect to EPD, the authorization of the Ratification and Acknowledgement of Guarantor attached hereto.

(d) The Administrative Agent shall have received each promissory note requested by a Lender pursuant to Section 2.10(e) of the Credit Agreement, each duly completed and executed by the Borrower.
(e) The Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and signed by the President, an Executive Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement, as amended hereby, and Section 2.4(g) hereof.
(f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced prior to closing, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.
(g) As of the Second Amendment Effective Date, no Material Adverse Change exists.
(h) The Lenders shall have received (i) the audited financial statements for the Borrower and its Subsidiaries for the period ended December 31, 2015, and (ii) the unaudited financial statements for the Borrower and its Subsidiaries and EPD's Form 10-Q for the fiscal quarter ending June 30, 2016.
(i) All necessary governmental and third-party approvals, if any, required to be obtained by the Borrower in connection with this Second Amendment and otherwise referred to herein shall have been obtained and remain in effect (except where failure to obtain such approvals will not have a Material Adverse Effect), and all applicable waiting periods shall have expired without any action being taken by any applicable authority.
(j) The Administrative Agent shall have received such other information, documents or instruments as it or its counsel may reasonably request.
2.5 Effectiveness.  Subject to the satisfaction of the conditions precedent set forth in Section 2.4 hereof, this Second Amendment shall be effective as of the Second Amendment Effective Date.  On and after the effectiveness of this Second Amendment, this Second Amendment shall for all purposes constitute a loan document.
3.   Representations and Warranties.  The Borrower represents and warrants that:
(a) there exists no Default or Event of Default under the Credit Agreement, as hereby amended;
(b) the Borrower has performed and complied with all covenants, agreements and conditions contained in the Credit Agreement, as hereby amended, required to be performed or complied with by it;
(c) the representations and warranties of the Borrower contained in the Credit Agreement, as hereby amended, were true and correct in all material respects when made, and are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) at and as of the time of delivery of this Second Amendment, except, in each case, to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date;
(d) the execution, delivery and performance of this Second Amendment are within the Borrower's limited liability company powers and have been duly authorized by all necessary limited liability company and, if required, member action; and
(e) this Second Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4.  Extent of Amendments.  Except as expressly herein set forth, all of the terms, conditions, defined terms, covenants, representations, warranties and all other provisions of the Credit Agreement are herein ratified and confirmed and shall remain in full force and effect.  The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the loan documents, nor constitute a waiver of any provision of any of the loan documents.
5.  Counterparts.  This Second Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.
6.  References.  On and after the Second Amendment Effective Date, the terms “Agreement”, “hereof”, “herein”, “hereunder”, and terms of like import when used in the Credit Agreement shall, except where the context otherwise requires, refer to the Credit Agreement, as amended by this Second Amendment.
7.  Governing Law.  This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York and applicable federal law.
THIS SECOND AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE NOTES AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
This Second Amendment shall benefit and bind the parties hereto, as well as their respective assigns, successors, heirs and legal representatives.
[Signatures Begin on Next Page]

EXECUTED as of the Second Amendment Effective Date.

BORROWER
ENTERPRISE PRODUCTS OPERATING LLC,
a Texas limited liability company

By:	Enterprise Products OLPGP, Inc., its Manager

By:	/s/ Christian M. Nelly
Christian M. “Chris” Nelly
Vice President and Treasurer

CITIBANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Maureen P. Maroney
	Name:	Maureen P. Maroney
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Syndication Agent and a Lender

By:	/s/ Doug McDowell
	Name:	Doug McDowell
	Title:	Managing Director

DNB BANK ASA, NEW YORK BRANCH,
as Co-Syndication Agent

By:	/s/ Caroline Adams
	Name:	Caroline Adams
	Title:	First Vice President

By:	/s/ Nikolai A. Nachamkin
	Name:	Nikolai A. Nachamkin
	Title:	Senior Vice President

DNB CAPITAL LLC, as a Lender

By:	/s/ Caroline Adams
	Name:	Caroline Adams
	Title:	First Vice President

By:	/s/ Nikolai A. Nachamkin
	Name:	Nikolai A. Nachamkin
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agent and a Lender

By:	/s/ Darren Vanek
	Name:	Darren Vanek
	Title:	Executive Director

MIZUHO BANK, LTD.,
as Co-Syndication Agent and a Lender

By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Co-Syndication Agent and a Lender

By:	/s/ Stephen W. Warfel
	Name:	Stephen W. Warfel
	Title:	Managing Director

ROYAL BANK OF CANADA,
as Co-Documentation Agent and a Lender

By:	/s/ Jim Allred
	Name:	Jim Allred
	Title:	Authorized Signatory

SUNTRUST BANK,
as Co-Documentation Agent and a Lender

By:	/s/ Carmen Malizia
	Name:	Carmen Malizia
	Title:	Director

THE BANK OF NOVA SCOTIA
as Co-Documentation Agent and a Lender

By:	/s/ Alfredo Brahim
	Name:	Alfredo Brahim
	Title:	Director

UBS SECURITIES LLC,
as Co-Documentation Agent

By:	/s/ Simon Walker
	Name:	Simon Walker
	Title:	Managing Director

By:	/s/ Christopher Wicklund
	Name:	Christopher Wicklund
	Title:	Director

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director Banking Products Services, US

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

BANK OF AMERICA, N.A., a Lender

By:	/s/ Alia Qaddumi
	Name:	Alia Qaddumi
	Title:	Director

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa Kurbatskiy
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

COMPASS BANK, a Lender

By:	/s/ Blake Kirshman
	Name:	Blake Kirshman
	Title:	Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, a Lender

By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Authorized Signatory

By:	/s/ Lorenz Meier
	Name:	Lorenz Meier
	Title:	Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH, a Lender

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Director

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

SOCIETE GENERALE, a Lender

By:	/s/ Diego Medina
	Name:	Diego Medina
	Title:	Director

SUMITOMO MITSUI BANKING CORP., a Lender

By:	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

THE TORONTO DOMINION BANK, NEW YORK BRANCH, a Lender

By:	/s/ Lexanne Cooper
	Name:	Lexanne Cooper
	Title:	Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION, a Lender

By:	/s/ Patrick Jeffrey
	Name:	Patrick Jeffrey
	Title:	Vice President

MORGAN STANLEY BANK, N.A., a Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

RAYMOND JAMES BANK, N.A., a Lender

By:	/s/ Michael Pelletier
	Name:	Michael Pelletier
	Title:	Senior Vice President

EXHIBIT A
ACKNOWLEDGMENT AND RATIFICATION OF GUARANTOR
The undersigned (“Guarantor”) hereby expressly (i) acknowledges the terms of the foregoing Second Amendment to 364-Day Revolving Credit Agreement; (ii) ratifies and affirms its obligations under its Guaranty Agreement dated as of September 30, 2014, in favor of the Administrative Agent; (iii) acknowledges, renews and extends its continued liability under said Guaranty Agreement and Guarantor hereby agrees that its Guaranty Agreement remains in full force and effect; and (iv) guarantees to the Administrative Agent the prompt payment when due of all amounts owing or to be owing by it under its Guaranty Agreement pursuant to the terms and conditions thereof.
The foregoing acknowledgment and ratification of the undersigned Guarantor shall be evidenced by signing the space provided below, to be effective as of the Second Amendment Effective Date.
ENTERPRISE PRODUCTS PARTNERS L.P.,
a Delaware limited partnership

By:	Enterprise Products Holdings LLC, General Partner

By:	/s/ Christian M. Nelly
Christian M. “Chris” Nelly
Vice President and Treasurer